SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 14, 2006 as amended on October 17, 2006 to correct clerical errors in text.

Promotora Valle Hermoso Corporation
609 Hampshire Lane Oviedo, FL. 32765 Tel: (407) 435-9715

Commission File Number -----------000-27199

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K/A

Item 4.  Changes in Registrant’s Certifying Accountant

On August 14, 2006 Promotora Valle Hermos Corporation, a Colorado corporation, formerly Lion-Gri International, Inc., (the “Company”) dismissed “Sherb” & Co., LLP (““Sherb””) as the Company’s independent accountant.

Also on August 14, 2006 the Company engaged the firm of Wiener, Goodmand & Co., P.C. (“Wiener, Goodman & Co.”) as its new independent accountants.

“Sherb” audited the Company’s financial statements for the years ended December 31, 2005 and 2004. During “Sherb”’s engagement with the Company and in the subsequent interim period through August 14, 2006:

(i) “Sherb”’s audit reports on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2005 and 2004, respectively, did not contain any adverse opinion or disclaimer of opinion; nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Sherb & Co., LLP's reports on the Company's financial statements as of and for the fiscal years ended December 31, 2005 and December 31, 2004 indicated that the consolidated financial statements had been prepared assuming that the Company will continue as a going concern. As discussed in Note 16 to the financial statements, the Russian government may ban alcohol imports from Moldova, claiming impurities in the drinks posed a threat to public health. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 16. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty

(ii) the Company did not have any disagreements with “Sherb” on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of “Sherb”, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The engagement of Wiener, Goodmand & Co., P.C. was approved by the Company’s Board of Directors. During the years ended December 31, 2005 and 2004 and the subsequent interim period through August 14, 2006 the Company did not consult with Wiener, Goodmand & Co., P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Company has authorized “Sherb” to responds fully to all inquiries from Wiener, Goodmand & Co., P.C..

The Company has provided “Sherb” with a copy of this Current Report on Form 8-K/A and has requested that “Sherb” furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter from “Sherb” is filed as Exhibit 16.1 attached hereto.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Promotora Valle Hermoso Corporation

Date: October 22, 2006	By:	s/ Maria Fernanda Rosales
Maria Fernanda Rosales
President and CEO